ANNUAL REPORT
--------------------------------------------------------------------------------

                   Florida Insured Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

                               February 28, 1997

================================================================================


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

* Interest rates ended the fiscal year slightly higher than a year ago, resulting in moderate returns for municipal bond investors.

* Florida's economy and overall financial condition remained strong, although a recent voter initiative could complicate future tax law changes.

* The Florida Insured Intermediate Tax-Free Fund's 3.90% and 3.81% returns for the 6- and 12-month periods, respectively, exceeded the Lipper peer group average.

* Performance was enhanced by a strategic move to a longer duration last fall, just before a sharp fall in interest rates.

* Given the economy's ongoing strength and the Federal Reserve's bias toward a tighter monetary policy, our outlook remains somewhat cautio us for the coming months.

================================================================================
FELLOW SHAREHOLDERS
--------------------------------------------------------------------------------

     The municipal bond market and your fund generated moderate returns during the fiscal year ended February 28, 1997. Interest rates fluctuated during the year but ended slightly higher than where they were last February. The U.S. economy was characterized by modest wage inflation with low unemployment, prompting the Federal Reserve to leave monetary policy unchanged since January 1996.

================================================================================
MARKET ENVIRONMENT
--------------------------------------------------------------------------------

     Much of the movement in interest rates last year reflected the market's anticipation of action or inaction by the Federal Reserve. Your fund's fiscal year began with interest rates rising due to signs of stronger growth and the realization that balanced budget legislation would not be passed in 1996. As market expectations for a tightening in monetary policy grew throughout the first half, rates continued to increase. The long-term Treasury bond yield remained in a trading range between 6.75% and 7.20% during the third quarter. Intermediate and long-term rates then reversed course and fell through November, as it became evident that the economy was slowing in the third quarter and the Federal Reserve was not going to raise rates. Another uptick in rates took place late in 1996 as the economy showed renewed strength and investors once again anticipated possible tightening by the Federal Reserve.

     [edgar description: yield chart showing 30-year AAA GO, 5-year AAA GO, and 1- year MIG1 note from 2/29/96 through 2/28/97]

     In the municipal market, rates came full circle over the year, rising about 45 basis points (100 basis points equal one percent) during the first six months before settling at virtually the same level as a year ago. Long-term high-grade general obligation bonds yielded 5.50% on February 28, 1997, versus 5.75% on August 31, 1996, and 5.45% a year ago. Five-year high-grade bonds were 20 basis points higher in yield than in February 1996. Short-term rates (maturities less than 90 days) traded within a 45-basis-point range during the year, ending at 3.40% compared with 3.25% a year ago.

     As concerns regarding tax reform and flat tax legislation diminished, municipals provided higher returns than long-term Treasuries throughout most of the fiscal year. As a result, the yield ratio of municipals to Treasuries decreased from 87% last year to slightly less than 81%. The higher the ratio, the more attractive tax-exempt securities are for investors. In other words, long-term municipal yields were 81% of the yield on comparable Treasuries on February 28, a level that benefits investors in brackets above 19%, whereas a year ago with the ratio at 87%, investors in brackets upwards of 13% benefited from municipals.

-----------------------------
THE HEALTHY ECONOMY ENABLED
THE STATE TO SOLIDIFY ITS
FINANCIAL POSITION . . .
=============================

     Florida's economy remains strong with above average growth in jobs and personal income. Nonfarm employment increased 3.1% in December 1996 over the previous year, led by the service, transportation, and trade sectors, which offset a loss of manufacturing jobs. The unemployment rate was 4.4%, or 88% of the U.S. average. The healthy economy enabled the state to solidify its financial position by increasing reserves and adding to a budget stabilization fund. While the economy was improving the state's financial condition, however, voters reduced its ability to raise revenues. Last November, voters passed a ballot measure to require two-thirds approval to impose any future taxes. This change has no impact on the state's current creditworthiness, but it will make future changes in tax policy more difficult.

     The state was also forced to create an oversight board for the City of Miami to resolve a financial crisis prompted by poor management and controls. We consider Miami's fiscal distress an isolated case, since most municipal governments in Florida have adequate credit profiles. While the fund did not own any bonds issued by Miami, it does own bonds backed by Dade County. In contrast to Miami, Dade County benefits from a large tax base and adequate general fund position, so it has a stable credit picture despite ongoing spending pressures. There was some concern that Miami's problems would adversely affect Dade County bonds, but so far this has not happened. In fact, Dade County recently sold bonds at a historically high price relative to other Florida bonds.


================================================================================
PERFORMANCE AND STRATEGY REVIEW
--------------------------------------------------------------------------------

     Your fund performed well in an interest rate environment that didn't appear to offer much room to maneuver. Interest rates over the past 12 months have been confined to a relatively tight range compared with recent years. Nevertheless, we were able to enhance performance through moderate changes in duration. (Duration measures a fund's sensitivity to interest rate changes. For instance, a duration of five years tells you that the fund's price would fall or rise about 5% in response to a one percentage point increase or decrease in interest rate levels.)

================================================================================
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 2/28/97                               6 Months        12 Months
--------------------------------------------------------------------------------
Florida Insured
Intermediate Tax-Free Fund                            3.90%           3.81%

Lipper Florida Intermediate
Municipal Debt Funds Average                          3.60            3.40
================================================================================

     As the fund's fiscal year got under way, we were maintaining a relatively short duration primarily because interest rates were so low. Then, in early March, a surprisingly strong employment report caused intermediate rates to spike 25 basis points higher in a single day. This was followed by further evidence of the economy's strength, leading us to maintain a defensive posture for most of the summer. Moving into the fall, we detected signs of weakness in the economy, which prompted us to push the duration out to a more aggressive position. As a result, the fund benefited nicely when rates subsequently fell by about 50 basis points. This was instrumental in helping the fund outperform its peer group for both the 6- and 12-month periods, as shown in the table. In
December, we once again pared our risk exposure by adopting the slightly defensive position that we maintain today.

================================================================================
OUTLOOK
--------------------------------------------------------------------------------

     The economy is in its sixth year of expansion, and while it has exhib-ited few signs of inflationary pressure, the Federal Reserve remains on alert. Fed chairman Alan Greenspan stated in recent testimony to the Senate Banking Committee that the Fed cannot rule out a preemptive tightening in monetary policy before signs of actual higher inflation become evident.

     We expect economic growth and inflation to remain moderate throughout the rest of 1997, with no evidence of recession visible to date. Consumer and business sentiment remain high, inventories are not excessive, and availability of credit is ample. The Federal Reserve, as indicated, could push the fed funds rate higher to keep prices in check, but we believe any increase will be small since short-term rates are well above the recent trend rate of inflation. Overall, we do not expect to see a significant move in bond prices in the months ahead. As in the past year, the returns from municipal securities should come primarily from income.


Respectfully submitted,

/s/Charles B.  Hill


Charles B. Hill
Chairman of the Investment Advisory Committee

/s/William T. Reynolds


William T. Reynolds
Director, Fixed Income Division

March 21, 1997

--------------------------------------------------------------------------------
     Charles B. Hill has assumed day-to-day responsibility for management of the Florida Insured Intermediate Tax-Free Fund as chairman of the fund's Investment Advisory Committee. Mr. Hill joined T. Rowe Price's municipal bond department in 1991 and has managed portfolios for the past four years. He became a member of the Investment Advisory Committee shortly after the fund's inception in 1993 and worked closely with Mr. Reynolds, the fund's previous manager, over the ensuing years.
--------------------------------------------------------------------------------

================================================================================
                              PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
KEY STATISTICS
--------------------------------------------------------------------------------
                                                 8/31/96      2/28/97
                                                 -------      -------

    Price Per Share                               $10.35       $10.52

    Dividends Per Share +
         For 6 months                               0.23         0.23
         For 12 months                              0.46         0.46

    Dividend Yield *
         For 6 months                               4.37%        4.50%
         For 12 months                              4.43         4.48

    Weighted Average Maturity (years)               7.5          8.2

    Weighted Average Effective Duration (years)     5.7          5.6

    Weighted Average Quality **                     AA           AA


+ Taxability of dividends: 100% of dividends were exempt from federal income taxes.
* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
**   Based on T. Rowe Price research.

================================================================================
                              PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
                                                        Percent of  Percent of
                                                        Net Assets  Net Assets
                                                          8/31/96     2/28/97
                                                        ----------  ----------
Dedicated Tax Revenue                                       19%         20%
Air and Sea Transportation Revenue                          11          11
General Obligation - Local                                  11          10
Water and Sewer Revenue                                     12           9
Electric Revenue                                            --           8
Prerefunded Bonds                                           16           8
Lease Revenue                                                7           6
Hospital Revenue                                             4           4
Ground Transportation Revenue                                5           4
Nuclear Revenue                                              6           4
Solid Waste Revenue                                          4           3
LifeCare/Nursing Home Revenue                               --           3
General Obligation - State                                  --           3
Housing Finance Revenue                                      3           3
All Other                                                    1          --
Other Assets Less Liabilities                                1           4

Total                                                      100%        100%

================================================================================
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

(SEC Graph - a line chart showing the cumulative growth of $10,000 invested in Florida Insured Intermediate Tax-Free Fund from inception compared with $10,000 invested in a broad-based index or average over the same peroiod.)

--------------------------------------------------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
================================================================================

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since    Inception
Periods Ended 2/28/97                 1 Year   3 Years    Inception       Date
---------------------                 ------   -------    ---------       ----

Florida Insured Intermediate
Tax-Free Fund                          3.81%     5.37%      5.87%      3/31/93

--------------------------------------------------------------------------------
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

                              FINANCIAL HIGHLIGHTS
                              --------------------

                                  For a share outstanding throughout each period

                                     Year                             3/31/93
                                    Ended                                  to
                                  2/28/97     2/29/96     2/28/95     2/28/94
                                  -------     -------     -------     -------
NET ASSET VALUE

Beginning of period            $   10.61  $   10.14    $   10.30    $   10.00
Investment activities
      Net investment income         0.46*      0.47*        0.43*        0.37*
      Net realized and

      unrealized gain (loss)       (0.07)      0.47        (0.14)        0.31
      Total from

      investment activities         0.39       0.94         0.29         0.68
Distributions

      Net investment income        (0.46)     (0.47)       (0.43)       (0.37)
      Net realized gain            (0.02)        --        (0.02)       (0.01)
      Total distributions          (0.48)     (0.47)       (0.45)       (0.38)

NET ASSET VALUE

    End of period                 $10.52     $10.61        $10.14       $10.30
    Ratios/Supplemental Data
    Total return                  3.81%*     9.41%*        3.01%*       6.84%*
    Ratio of expenses to
    average net assets            0.60%*     0.60%*        0.60%*       0.60%+*
    Ratio of net investment
    income to average
    net assets                    4.39%*     4.47%*        4.38%*       3.57%*+
    Portfolio turnover rate       75.8%      98.7%         140.5%       70.6%+
    Net assets, end of period
    (in thousands)            $  78,783  $  67,260    $   51,922      $ 37,868

--------------------------------------------------------------------------------
     * Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/97.
     +    Annualized.

The accompanying notes are an integral part of these financial statements.

================================================================================

                                                               February 28, 1997
                            PORTFOLIO OF INVESTMENTS
                            ------------------------

                                                               Par        Value
                                                                 In thousands
                                                               -----------------

FLORIDA  95.0%
Brevard County HFA, Holmes Regional Medical Center
        5.20%, 10/1/05 (MBIA Insured) ...................   $ 2,000    $ 2,050

Charlotte County, Utility, 6.875%, 10/1/21
        (FGIC Insured)
        (Prerefunded 10/1/01+) ..........................     2,000      2,239

Dade County
    Aviation
        5.40%, 10/1/03 (MBIA Insured) * .................     1,140      1,189
        6.60%, 10/1/22 (MBIA Insured) * .................     3,000      3,242
    Resource Recovery Fac ...............................
        6.00%, 10/1/06 (AMBAC Insured) * ................     2,500      2,663

Dade County HFA, Miami Children's Hosp ..................
        VRDN (Currently 3.50%) ..........................       200        200

Dade County IDA, PCR, Florida Power and Light
        VRDN (Currently 3.45%) ..........................     1,200      1,200

Dade County School Dist., GO
        5.50%, 8/1/04 (MBIA Insured) ....................     2,000      2,110

Duval County School Dist., GO
        6.125%, 8/1/04 (AMBAC Insured) ..................     2,000      2,172

Florida Board of Ed., Public Ed., GO, 5.625%, 6/1/02 ....     2,000      2,112

Florida Division of Bond Fin ............................
    Dept. of Environmental Preservation
        5.50%, 7/1/07 (AMBAC Insured) ...................     2,000      2,089
        6.00%, 7/1/05 (MBIA Insured) ....................       500        543
        6.00%, 7/1/06 (MBIA Insured) ....................     4,350      4,729

Florida Housing Fin. Agency
    Multi-Family Housing
        5.80%, 2/1/08 ...................................     1,000      1,024
        5.80%, 8/1/08 ...................................     1,000      1,023

Florida Municipal Power Agency
    All - Requirements Power Supply
        6.25%, 10/1/21 (AMBAC Insured)
        (Prerefunded 10/1/02+) ..........................     1,700      1,877

Florida State Dept. of Corrections
    Okeechobee Correctional
        5.70%, 3/1/01 (AMBAC Insured) ...................  $  1,355    $ 1,419
        5.80%, 3/1/02 (AMBAC Insured) ...................     1,005      1,064

Florida Turnpike Auth ...................................
        5.50%, 7/1/03 (AMBAC Insured) ...................     2,000      2,108
        5.50%, 7/1/05 (AMBAC Insured) ...................     1,000      1,053

Gainesville Utilities Systems, 6.40%, 10/1/05 ...........     1,500      1,644

Hillsborough County
    Environmentally Sensitive
    Lands Acquisition and Protection
        6.20%, 7/1/05 (AMBAC Insured) ...................     1,485      1,604
    Improvement Program
        6.00%, 8/1/04 (FGIC Insured) ....................     1,895      2,055

Hillsborough County Port Dist., Tampa Port Auth .........
        6.50%, 6/1/04 (FSA Insured) * ...................     2,000      2,209

Hillsborough County School Dist., GO
        7.00%, 8/15/05 (MBIA Insured) ...................     1,500      1,734

Indian Trace Community Dev. Dist ........................
    Basin 1 Water Management
        5.50%, 5/1/06 (MBIA Insured) ....................     1,215      1,275
        5.50%, 5/1/07 (MBIA Insured) ....................       550        575

Jacksonville
    Excise Taxes, 5.20%, 10/1/04 (FGIC Insured) * .......     2,455      2,518
    Water and Sewer
        6.00%, 10/1/04 (MBIA Insured) ...................     1,845      2,004

Jacksonville Beach Utilities, 6.75%, 10/1/20
        (MBIA Insured)
        (Prerefunded 10/1/01+) ..........................       500        557

Jacksonville Electric Auth., St. John's River,
        6.00%, 10/1/04     2,000      2,170

Lakeland Electric and Water, 6.50%, 10/1/04 (FGIC Insured     3,755      4,197

Lee County School Board, COP, 6.30%, 8/1/01 (FSA Insured)     2,000      2,150

Manatee County, Public Utilities
        6.75%, 10/1/05 (MBIA Insured) ...................     2,000      2,281

Orange County, Public Service Tax
        5.60%, 10/1/07 (FGIC Insured) ...................       500        529

Orlando Utilities Commission, Water and Electric
        6.50%, 10/1/20
        (Prerefunded 10/1/01+) ..........................   $ 1,385    $ 1,530

Osceola County HFA
    Evangelical Lutheran Good Samaritan Society
        5.50%, 5/1/03 (AMBAC Insured) ...................       660        687
        5.50%, 5/1/04 (AMBAC Insured) ...................       700        728
        5.50%, 5/1/05 (AMBAC Insured) ...................       735        763

Palm Beach County
        GO, 6.875%, 12/1/03 .............................       325        369
    Airport, 7.50%, 10/1/00 (MBIA Insured) ..............     1,980      2,181

Pinellas County Water Auth ..............................
        5.50%, 10/1/04 (AMBAC Insured) ..................     2,500      2,639

Reedy Creek Improvement Dist., GO
        6.375%, 6/1/05 (MBIA Insured) ...................       500        535

Sarasota County, Utility Systems
        5.70%, 10/1/01 (FGIC Insured) ...................       500        527

Venice, Health Care, Bon Secours Health Systems
        5.40%, 8/15/08 (MBIA Insured) ...................     1,290      1,313

Total Florida (Cost  $72,779)                                           74,880
--------------------------------------------------------------------------------

CALIFORNIA  1.0%

Pomona Unified School Dist., GO
        6.15%, 8/1/15 (MBIA Insured) ....................       730        788

Total California (Cost  $ 766)                                             788
--------------------------------------------------------------------------------

Total Investments in Securities
96.0% of Net Assets (Cost  $73,545) $ ...................    75,668

Other Assets Less Liabilities ...........................     3,115
                                                              -----

NET ASSETS ..............................................   $78,783
                                                            =======
    *   Interest subject to alternative minimum tax
    +   Used in determining portfolio maturity
    AMBAC   AMBAC Indemnity Corp.
    COP Certificates of Participation
    FGIC    Financial Guaranty Insurance Company
    FSA Financial Security Assurance Corp.
    GO  General Obligation
    HFA Health Facility Authority
    IDA Industrial Development Authority
    MBIA    Municipal Bond Investors Assurance Corp.
    PCR Pollution Control Revenue
    VRDN    Variable Rate Demand Note

  The accompanying notes are an integral part of these financial statements.

                                                               February 28, 1997
                      STATEMENT OF ASSETS AND LIABILITIES
                      -----------------------------------
In thousands

ASSETS
Total investments in securities, at value (cost $73,545)   $   75,668
Receivable for investment securities sold                       4,229
Other assets                                                    1,243
                                                                -----
Total assets                                                   81,140

LIABILITIES

Total liabilities                                               2,357

NET ASSETS                                                 $   78,783
                                                           ==========
Net Assets Consist of:
Accumulated  net  realized  gain/loss  -
     net of  distributions                                 $     (401)
Net unrealized gain (loss)                                      2,123
Paid-in-capital  applicable to 7,489,593 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized                          77,061
                                                               ------
NET ASSETS                                                 $   78,783
                                                           ==========
NET ASSET VALUE PER SHARE                                  $    10.52
                                                           ==========

  The accompanying notes are an integral part of these financial statements.
================================================================================

                             STATEMENT OF OPERATIONS
                             -----------------------

In thousands
                                                                        Year
                                                                       Ended
                                                                      2/28/97
                                                                    ---------
INVESTMENT INCOME
Interest income                                                  $  3,474
                                                                 --------
Expenses
      Investment management                                           211
      Custody and accounting                                           96
      Shareholder servicing                                            64
      Prospectus and shareholder reports                               15
      Registration                                                     12
      Legal and audit                                                  10
      Trustees                                                          6
      Miscellaneous                                                     4
                                                                 --------
      Total expenses                                                  418
                                                                 --------
Net investment income                                               3,056
                                                                 --------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
      Securities                                                     (318)
      Futures                                                         (32)
                                                                 --------
      Net realized gain (loss)                                       (350)
Change in net unrealized gain or loss on securities                   (64)
                                                                 --------
Net realized and unrealized gain (loss)                              (414)
                                                                 --------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                           $   2,642
                                                                 =========


The accompanying notes are an integral part of these financial statements.
================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS
                       ----------------------------------
In thousands

                                                            Year
                                                            Ended
                                                           2/28/97      2/29/96
                                                           -------      -------
Increase (Decrease) in Net Assets

Operations
   Net investment income                                $   3,056      $  2,561
   Net realized gain (loss)                                  (350)        1,139
   Change in net unrealized gain or loss                      (64)        1,352
                                                        ---------      --------
   Increase (decrease) in net assets from operations        2,642         5,052
                                                        ---------      --------
Distributions to shareholders
   Net investment income                                   (3,056)       (2,561)
   Net realized gain                                         (123)           --
                                                        ---------      --------
   Decrease in net assets from distributions               (3,179)       (2,561)
                                                        ---------      --------
Capital share transactions *
   Shares sold                                             41,212        38,353
   Distributions reinvested                                 2,144         1,730
   Shares redeemed                                        (31,296)      (27,236)
                                                        ---------      --------
   Increase (decrease) in net assets from capital
   share transactions                                      12,060        12,847
                                                        ---------      --------
Net Assets
Increase (decrease) during period                          11,523        15,338
Beginning of period                                        67,260        51,922
                                                        ---------      --------
End of period                                           $  78,783     $  67,260
                                                        =========     =========

*Share information
          Shares sold                                       3,942         3,662
          Distributions reinvested                            206           166
          Shares redeemed                                  (2,997)       (2,610)
                                                        ---------      --------
          Increase (decrease) in shares outstanding         1,151         1,218

The accompanying notes are an integral part of these financial statements.
================================================================================

                                                               February 28, 1997
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Florida Insured Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

--------------------------------------------------------------------------------
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $61,162,000 and $50,032,000, respectively, for the year ended February 28, 1997.

--------------------------------------------------------------------------------
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $355,000, which expires in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1997. The results of operations and net assets were not affected by the reclassifications.

================================================================================
T. Rowe Price Florida Insured Intermediate Tax-Free Fund

Undistributed net investment income                                 --
Undistributed net realized gain                                  23,000
Paid-in-capital                                                 (23,000)

================================================================================

     At February 28, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $73,545,000, and net unrealized gain aggregated $2,123,000, of which $2,137,000 related to appreciated investments and $14,000 to depreciated investments.

--------------------------------------------------------------------------------
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $17,000 was payable at February 28, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At February 28, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 0.60%. Thereafter, through February 28, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.60%. Pursuant to this agreement, $53,000 of management fees were not accrued by the fund for the year ended February 28, 1997, and $70,000 remains unaccrued from the prior period.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $114,000 for the year ended February 28, 1997, of which $10,000 was payable at period-end.

================================================================================

                        REPORT OF INDEPENDENT ACCOUNTANTS
                        ---------------------------------

To the Shareholders and Board of Trustees of
T. Rowe Price Florida Insured Intermediate Tax-Free Fund

     We have audited the accompanying statement of assets and liabilities of T. Rowe Price Florida Insured Intermediate Tax-Free Fund (one of the portfolios comprising the T. Rowe Price State Tax-Free Income Trust) including the portfolio of invesments, as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two year in the periods the ended, and financial highlights for the each of the three years in the period then ended and the period March 31, 1993 (commencement of operations) to February 28, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Florida Insured Intermediate Tax-Free Fund as of February 28, 1997, the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
March 19, 1997

                       T. ROWE PRICE SHAREHOLDER SERVICES
                       ----------------------------------

INVESTMENT SERVICES AND INFORMATION
KNOWLEDGEABLE SERVICE REPRESENTATIVES

    By Phone 1-800-225-5132  Available Monday through Friday from
    8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

    In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

     Checking  Available on most fixed income  funds ($500  minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access (Registration Mark) and T.Rowe Price OnLine.

DISCOUNT BROKERAGE*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

INVESTMENT INFORMATION

     Combined Statement Overview of your T. Rowe Price accounts.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights  Educational  reports  on  investment   strategies  and  financial
markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Personal

     Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


* A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

                           T. ROWE PRICE MUTUAL FUNDS
                           --------------------------
MUTUAL FUNDS
------------

STOCK FUNDS
============

Domestic
--------------------------------------------------------------------------------
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity  Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
OTC **
Science   &   Technology
Small-Cap   Value*
Spectrum   Growth
Value


International/Global
--------------------------------------------------------------------------------
European  Stock
Global  Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

--------------------------------------------------------------------------------
BOND FUNDS
================================================================================

Domestic Taxable
--------------------------------------------------------------------------------
Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
 Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

Domestic   Tax-free
--------------------------------------------------------------------------------
California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global
--------------------------------------------------------------------------------
Global Government Bond
Emerging Markets Bond
International Bond

Money Market
================================================================================

Taxable
--------------------------------------------------------------------------------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
--------------------------------------------------------------------------------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset
================================================================================

Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load Variable Annuity
================================================================================

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

**Effective May 1, 1997, the fund's name will change to Small-Cap Stock.

     Please call for a prospectus. Read it carefully before you invest or send money.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

                        T. ROWE PRICE DISCOUNT BROKERAGE
                        --------------------------------
DISCOUNT BROKERAGE

A DIVISION OF T. ROWE PRICE INVESTMENT SERVICES, INC., MEMBER NASD/SIPC

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities -- stocks, bonds, options, and others --at considerable commission savings. We also provide a wide range of services, including:

     Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.*

     Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and optional S&P Stock Reports, can help you better evaluate economic trends and investment opportunities.

     Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

     *Discount applies to our current commission schedule; subject to our $35 minimum commission.

================================================================================

                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                 a week, call Tele*Access (Registration Mark):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                               fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                           http://www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                         This report is authorized for
                       distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                         T. Rowe Price Florida Insured
                          Intermediate Tax-Free Fund.

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                             4200 West Cypress St.
                                   10th Floor
                                Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.        RPRTFLI  2/28/97